Property and equipment, net	12 Months Ended
Dec. 31, 2021
Property and equipment, net
Property and equipment, net

6    Property and equipment, net

Property and equipment consist of the following:

	As of December 31,
	2020	2021
	RMB	RMB
Computers and equipment	70,923	41,783
Leasehold improvement	50,363	35,300
Furniture and fixtures	11,753	3,283
Vehicle	228	228
Total	133,267	80,594
Less: Accumulated depreciation	(112,092)	(63,577)
Property and equipment, net	21,175	17,017

For the years ended December 31, 2019, 2020 and 2021, depreciation expenses amounted to RMB22,698, RMB15,127 and RMB19,043, respectively. For the year ended December 31, 2019, the Group recorded RMB27 of income of disposal of property and equipment. For the years ended December 31 2020 and 2021, the Group recorded RMB367 and RMB11,081 of loss of disposal of property and equipment.